Exhibit 10.33

AMENDMENT TO DEVELOPMENT AGREEMENT

This Amendment to Development Agreement is made and entered into as of the 24th day of May, 2006, by and between Amedica Corp., a Delaware Corporation (“Amedica”), and Jim A. Youssef, M.D. (“Youssef”).

RECITALS

A. By date of May 8, 2004, the parties entered into a Development Agreement (the “Agreement”) regarding a development of devices.

B. The parties desire to amend the Agreement to define the specific devices covered by the Agreement and to amend and clarify the amount of Youssef’s compensation thereunder.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and other valuable consideration, the parties agree as follows:

1. All references to “Device(s)” through the Agreement refer to, and are limited to: (i) the [******************] made from [************], and (ii) the [******************] made of [**************].

2. The first sentence in paragraph 4(a) is amended and restated as follows:

Youssef shall, in the form of royalty or similar payments, receive [**********] of the net after-tax profit.

The remainder of subparagraph 4(a) shall continue in full force and effect.

3. Paragraph 4(b) is eliminated and superceded.

4. All references or implications, if any, in the Agreement to any required sharing by Youssef of royalties with any collaborators or other third parties are terminated and eliminated from the Agreement.

5. If any remaining provision of the Agreement, after giving effect to the Amendments provided above, conflicts with any of these Amendments, that conflicting provision shall be interpreted and applied consistent with these Amendments.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

6. Except as otherwise specifically provided herein all other provisions of the Agreement shall continue in full force and effect.

Dated as of the day and year first above mentioned.

ADDRESS:	AMEDICA:

615 Arapeen Drive, Suite 302	Amedica Corp.
Salt Lake City, UT 84108	a Delaware Corporation

	By	/s/ Eugene B. Jones

	Its	Vice President - Finance and CFO

YOUSSEF:

/s/ Jim A. Youssef
[********************]	Jim A. Youssef, M.D.
[********************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.